UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 19, 2022

ALPHA CAPITAL ACQUISITION COMPANY

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40080	98-1574856
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1230 Avenue of the Americas, Fl. 16 New York, New York	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 732 838-4533

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASPC	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	ASPCW	Nasdaq Capital Market
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	ASPCU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 19, 2022, Alpha Capital Acquisition Company (“Alpha Capital”) and Semantix Tecnologia em Sistema de Informção S.A. (“Semantix”) updated its analyst presentation in connection with a planned meeting with a research analyst from one of the underwriters that participated in Alpha Capital's initial public offering. A copy of the analyst presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Important Information About the Business Combination and Where to Find It

The proposed business combination will be submitted to the shareholders of Alpha Capital for their consideration. Alpha Capital has filed a registration statement on Form F-4 (the “Registration Statement”) with the SEC which includes a preliminary proxy statement to be distributed to Alpha Capital’s shareholders in connection with Alpha Capital’s solicitation for proxies for the vote by Alpha Capital’s shareholders in connection with the proposed transaction and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued in connection with the completion of the proposed business combination. After the Registration Statement has been declared effective, Alpha Capital will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. Alpha Capital's shareholders and other interested persons are advised to read the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with Alpha Capital's solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed transaction, because these documents will contain important information about Alpha Capital, Semantix and the proposed business combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Alpha Capital, without charge, at the SEC's website located at www.sec.gov or by directing a request to 1230 Avenue of the Americas, Fl. 16, New York, New York 10020.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Alpha Capital, Semantix and certain of their respective directors, executive officers and other members of management, employees and consultants may, under SEC rules, be deemed to be participants in the solicitations of proxies from Alpha Capital’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Alpha Capital’s shareholders in connection with the proposed business combination will be set forth in Alpha Capital’s proxy statement / prospectus when it is filed with the SEC. You can find more information about Alpha Capital’s directors and executive officers in the Prospectus. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement / prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. No assurance can be given that the Business Combination discussed above will be completed on the terms described, or at all. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of Semantix’s and Alpha Capital’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Semantix and Alpha Capital. These forward-looking statements are subject to a number of risks and uncertainties, including those factors discussed in Alpha Capital’s final prospectus that forms a part of Alpha Capital’s Registration Statement on Form S-1 (Reg. No. 333-252596), filed with the SEC pursuant to Rule 424(b)(4) on February 18, 2021 (the “Prospectus”) under the heading “Risk Factors,” and other documents of Alpha Capital filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Alpha Capital nor Semantix presently know or that Alpha Capital nor Semantix currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Alpha Capital’s and Semantix’s expectations, plans or forecasts of future events and views as of the date of this Current Report. Alpha Capital and Semantix anticipate that subsequent events and developments will cause Alpha Capital’s or Semantix’s assessments to change. However, while Alpha Capital and Semantix may elect to update these forward-looking statements at some point in the future, Alpha Capital and Semantix specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Alpha Capital’s or Semantix’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Analyst Presentation
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2022

ALPHA CAPITAL ACQUISITION COMPANY
By:	/s/ Rahim Lakhani
Rahim Lakhani
Chief Financial Officer